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                                                                   EXHIBIT 23(a)




                        CONSENT OF INDEPENDENT AUDITORS

                               We consent to the incorporation by reference in
this Registration Statement of Bearings, Inc. on Form S-3 of our reports dated August 6, 1993, appearing in and incorporated by reference in the Annual Report on Form 10-K of Bearings, Inc. for the year ended June 30, 1993, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.





DELOITTE & TOUCHE
Cleveland, Ohio

April 28, 1994